UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
January 4, 2021
Date of Report (Date of earliest event reported)

SOLARWINDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38711	81-0753267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7171 Southwest Parkway
Building 400
Austin, Texas 78735
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SWI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2021, SolarWinds Corporation (the “Company”) entered into an Amendment to Employment Agreement (the “Amendment”) with Sudhakar Ramakrishna, which amended the Employment Agreement (the “Employment Agreement”) with Mr. Ramakrishna previously filed by the Company as an exhibit to its Current Report on Form 8-K filed on December 9, 2020. The Amendment, which was approved the Compensation Committee of the Board of Directors of the Company on January 4, 2021, amended the Employment Agreement to provide that the value of the initial grant of restricted stock units to be issued to Mr. Ramakrishna would be based on the closing price of the Company's common stock as of the last trading day prior to Mr. Ramakrishna's start date.

In addition, on January 6, 2021, the Company entered into a transition agreement (the “Transition Agreement”) with Kevin B. Thompson, the Company's former Chief Executive Officer, effective as of January 1, 2021. Pursuant to the terms of the Transition Agreement, Mr. Thompson will provide certain consulting services to the Company through June 1, 2021 and, during this consulting period, will receive a monthly payment of $62,500 plus reimbursement for expenses incurred in connection with his services. During the term of the Transition Agreement, Mr. Thompson will, at the request of the Board of Directors of the Company, assist and cooperate with the Company in investigating, defending or prosecuting any investigations or other proceedings involving the Company. The Transition Agreement may be terminated by either party upon thirty days' notice, and may be extended in thirty day increments by mutual agreement.

The foregoing descriptions of the Amendment and the Transition Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment to Employment Agreement, dated January 4, 2021, between SolarWinds Corporation and Sudhakar Ramakrishna
10.2	Transition Agreement, effective as of January 1, 2021, between SolarWinds Corporation and Kevin B. Thompson
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS CORPORATION

Dated:	January 6, 2021	By:	/s/ J. Barton Kalsu
J. Barton Kalsu
Chief Financial Officer